UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2022

EPIZYME, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35945	26-1349956
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Technology Square, 4th Floor Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 229-5872

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	EPZM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed on a Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 27, 2022, Epizyme, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Ipsen Pharma SAS, a French société par actions simplifiée (the “Parent”) and wholly owned subsidiary of Ipsen S.A., a French société anonyme (“Ipsen S.A.”), and Hibernia Merger Sub, Inc., a Delaware corporation (the “Purchaser”) and wholly owned subsidiary of Ipsen Biopharmaceuticals, Inc., a Delaware corporation and wholly owned subsidiary of the Parent.

Pursuant to the Merger Agreement, on July 12, 2022, the Purchaser commenced a tender offer (the “Offer”) for all of the Company’s outstanding shares of common stock, $0.0001 par value per share (the “Common Stock”), for (a) $1.45 per share of Common Stock, net to the seller in cash, without interest thereon (the “Cash Consideration”), plus (b) one (1) contractual contingent value right per share of Common Stock (a “CVR”), representing the right to receive one or more contingent payments upon the achievement of certain milestones, subject to and in accordance with a Contingent Value Rights Agreement (the “CVR Agreement”), by and between the Parent and Computershare Trust Company, N.A., as rights agent, of up to $1.00 in the aggregate, if any, at the times and subject to the terms and conditions of the CVR Agreement, without interest (the Cash Consideration plus one (1) CVR, collectively, the “Offer Price”).

The Offer, as extended, expired at 11:59 p.m., Eastern Time, on August 11, 2022 (the “Expiration Time”). Computershare Trust Company, N.A., in its capacity as depositary and paying agent for the Offer (the “Depositary and Paying Agent”), has advised the Company and the Purchaser that, as of the Expiration Time, 124,185,125 shares of Common Stock (excluding shares of Common Stock tendered pursuant to guaranteed delivery procedures that were not yet delivered in satisfaction of such guarantee) have been validly tendered and not properly withdrawn pursuant to the Offer, representing approximately 74% of the outstanding shares of Common Stock as of the Expiration Time. Accordingly, the Minimum Condition (as defined in the Merger Agreement) to the Offer has been satisfied. As a result of the satisfaction of the Minimum Condition and each of the other conditions to the Offer, on August 12, 2022, the Purchaser irrevocably accepted for payment all shares of Common Stock that were validly tendered, and not properly withdrawn, pursuant to the Offer. In addition, the Depositary and Paying Agent has advised the Company and the Purchaser that, as of the Expiration Time, 9,299,176 shares of Common Stock have been tendered by Notice of Guaranteed Delivery, representing approximately 6% of the issued and outstanding shares of Common Stock as of the Expiration Time. Payments for the shares of Common Stock accepted for payment pursuant to the Offer were made on August 11, 2022 and today to the Depositary and Paying Agent, which will transmit such payments to tendering Company stockholders whose shares of Common Stock have been accepted for payment in accordance with the terms of the Offer. The Cash Consideration was paid from available cash of the Parent or its affiliates.

As soon as practicable following the consummation of the Offer, pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the Delaware General Corporation Law (the “DGCL”) and without a meeting or a vote of the Company’s stockholders on August 12, 2022, the Purchaser was merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation (the “Surviving Corporation”) in the Merger as a wholly owned indirect subsidiary of the Parent.

Pursuant to the terms of the Merger Agreement, as of the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of the holders, each share of Common Stock issued and outstanding immediately prior to the Effective Time, other than any shares held in the treasury of the Company or owned by any subsidiary of the Company, the Parent, the Purchaser or any other subsidiary of the Parent, which will be canceled and will cease to exist and no consideration will be delivered in exchange therefor; and shares owned by the Company’s stockholders who have properly exercised and perfected their demands for appraisal of such shares in accordance with the DGCL and have neither withdrawn nor lost such rights prior to the Effective Time, without any interest thereon and subject to applicable tax withholding (the “Merger Consideration”).

Pursuant to the Merger Agreement, the treatment of the Company’s equity awards was as follows:

•

effective as of immediately prior to the Effective Time, each then-outstanding and unexercised option to purchase shares of Common Stock (each a “Company Stock Option” and collectively, the “Company Stock Options”) having an exercise price equal to or less than $1.23 (each such Company Stock Option, a “Cash-Out Option”) vested in full and was automatically canceled and converted into the right to receive for each share of Common Stock subject to such Cash-Out Option (i) the Merger Consideration (with the Cash Consideration being payable by the Surviving Corporation) minus (ii) the exercise price per share of such Cash-Out Option and less applicable tax withholding;

•

effective as of August 5, 2022 (such date, the “Acceleration Date”), each then-outstanding and unexercised Company Stock Option having an exercise price greater than $1.23 (each such Company Stock Option, an “Exercisable Pre-Close Option”) vested in full and became exercisable up to and through the close of regular trading on the Nasdaq Stock Market (“Nasdaq”) on the second business day following the Acceleration Date (such second business day, the “Last Exercise Date”) in accordance with the terms and conditions of such Exercisable Pre-Close Option, and such Exercisable Pre-Close Option terminated and was of no further force or effect as of immediately prior to closing of the Merger if it was not exercised by the holder on or prior to the close of regular trading on the Last Exercise Date; and

•

effective as of immediately prior to the Effective Time, each restricted stock unit award in respect of shares of Common Stock (each a “Company RSU” and collectively, the “Company RSUs”) that was then-outstanding and unvested vested in full and was automatically cancelled and converted into the right to receive (i) from the Surviving Corporation an amount of cash equal to the product of (A) the total number of shares of Common Stock then underlying such Company RSU multiplied by (B) the Cash Consideration and (ii) one (1) CVR for each share of Common Stock underlying such Company RSU, in each case, less applicable withholding.

The foregoing description of the Offer, the Merger and the Merger Agreement is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on June 27, 2022 and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On August 12, 2022, in connection with the consummation of the Merger, the Company terminated the Amended and Restated Loan Agreement (the “Loan Agreement”), dated as of November 3, 2020, by and among the Company, BioPharma Credit PLC, a public limited company incorporated under the laws of England and Wales, BPCR Limited Partnership, a limited partnership formed under the laws of England, and BioPharma Credit Investments V (Master) LP, a Cayman Islands exempted limited partnership, and terminated all commitments under the Loan Agreement and repaid in full all obligations under the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), other than inchoate indemnity obligations and any other obligations which, by the express terms of the Loan Agreement and the other Loan Documents, survive the termination of the Loan Agreement and the other Loan Documents and the repayment in full of the obligations.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference. The aggregate Cash Consideration is approximately $244.6 million.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 12, 2022, the Company (a) notified Nasdaq of the consummation of the Merger and (b) requested that Nasdaq (i) suspend trading of the Common Stock effective as of the close of business on August 12, 2022, and (ii)

file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company also intends to file a certification on Form 15 with the SEC requesting the deregistration of the Common Stock and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Change in Control of Registrant.

The information contained in the Introductory Note and Items 2.01, 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the consummation of the Offer and the consummation of the Merger in accordance with Section 251(h) of the DGCL on August 12, 2022, a change in control of the Company occurred. At the Effective Time, the Company became a wholly owned indirect subsidiary of the Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

In accordance with the terms of the Merger Agreement, (i) each of Ken Bate, Roy Beveridge, Grant Bogle, Kevin Conroy, Michael Giordano, Carl Goldfischer, Pablo Legorreta, David Mott, Victoria Richon and Carol Stuckley ceased to serve in his or her respective position as a member of the Company’s Board of Directors, and any committee thereof effective as of the Effective Time, and (ii) Francois Garnier and Aymeric Le Chatelier, each a director of the Purchaser immediately prior to the Effective Time, became directors of the Company, in each case, effective as of the Effective Time.

In accordance with the terms of the Merger Agreement, Christelle Huguet and Jennifer Benenson, each an officer of the Purchaser immediately prior to the Effective Time, became officers of the Company, in each case, effective as of the Effective Time. Further, pursuant to a unanimous written consent of the Company’s Board of Directors, dated as of August 12, 2022, Grant Bogle, Christelle Huguet and Jennifer Benenson were appointed as Chief Executive Officer, President and Secretary and Treasurer, respectively, of the Company, effective as of immediately following the consummation of the Merger. Biographical and other information with respect to Francois Garnier, Aymeric Le Chatelier, Christelle Huguet and Jennifer Benenson is set forth in Schedule A to the Offer to Purchase, a copy of which is attached as Exhibit (a)(1)(A) to the Tender Offer Statement on Schedule TO filed with the SEC by Ipsen S.A. on July 12, 2022 and is incorporated herein by reference. Biographical and other information with respect Grant Bogle is set forth in the Company’s most recent definitive proxy statement filed with the SEC on March 30, 2022 and is incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, the certificate of incorporation of the Company was amended and restated in its entirety, effective as of the Effective Time, and the bylaws of the Company were amended and restated in their entirety, effective as of immediately following the Effective Time. Copies of the Company’s sixth amended and restated certificate of incorporation and second amended and restated bylaws are included as Exhibits 3.1 and 3.2 hereto, respectively, each of which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

2.1**	Agreement and Plan of Merger, dated as of June 27, 2022 by and among the Parent, the Purchaser and the Company (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 27, 2022 (File No. 001-35945))

3.1*	Sixth Amended and Restated Certificate of Incorporation of the Company

3.2*	Second Amended and Restated Bylaws of the Company

3.3**	Amendment to Amended and Restated By-laws of the Company, dated June 26, 2022 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K (File No. 001-35945) filed with the SEC on June 27, 2022)

3.4**	Restated Certificate of Incorporation, as amended of the Company (incorporated by reference to Exhibit 4.1 to Company’s Registration Statement on Form S-8 (File No. 333-266521) filed with the SEC on August 4, 2022)

10.1**	Form of Support Agreement (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K (File No. 001-35945) filed with the SEC on June 27, 2022)

10.2**	Form of Contingent Value Rights Agreement (incorporated by reference to Exhibit 2.3 to the Company’s Current Report on Form 8-K (File No. 001-35945) filed with the SEC on June 27, 2022)

10.3**	Severance and Change in Control Plan of the Company (as amended through May 25, 2022) (incorporated by reference to Exhibit (e)(5) to the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 (File No. 005-87481) filed with the SEC on July 12, 2022)

10.4**	Epizyme, Inc. 2022 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-35945) filed with the Securities and Exchange Commission on May 19, 2022)

10.5**	Epizyme, Inc. 2013 Employee Stock Purchase Plan, as amended and effective September 1, 2022 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-35945) filed with the SEC on May 19, 2022)

104*	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
**

The Company previously incorporated this exhibit by reference into its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022 filed with the SEC on August 9, 2022 (the “Form 10-Q”). The Company is listing this exhibit to this Current Report on Form 8-K to correct an inaccurate hyperlink in the Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIZYME, INC.

By:	/s/ Grant Bogle
Name: Grant Bogle
Title: Chief Executive Officer

Dated: August 12, 2022